EXHIBIT 10.2
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of April 19, 2021, by HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC, a Delaware limited liability company (the “Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of that certain Term Loan Agreement dated as of August 7, 2019, as amended by that certain First Amendment to Term Loan Agreement dated as of October 3, 2019, and as amended by that certain Second Amendment to Term Loan Agreement dated as of July 10, 2020 (as amended, the “Loan Agreement”), by and among Sila Realty Trust, Inc., f/k/a Carter Validus Mission Critical REIT II, Inc. (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Loan Agreement.
RECITALS
A.    The Joining Party is required, pursuant to §5.5 of the Loan Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.
B.    The Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Loan Agreement.
NOW, THEREFORE, the Joining Party agrees as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, the Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Loan Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. The Joining Party agrees that the Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the Guaranty, the other Loan Documents and the Contribution Agreement.
2.Representations and Warranties of the Joining Party. The Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Loan Agreement), the representations and warranties contained in the Loan Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to the Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Party and no
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Default or Event of Default shall exist or might exist upon the Effective Date in the event that the Joining Party becomes a Subsidiary Guarantor.
3.Joint and Several. The Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of the Joining Party to the same extent as if executed and delivered by the Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.
4.Further Assurances. The Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.
5.GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
7.The effective date (the “Effective Date”) of this Joinder Agreement is April 19, 2021.

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IN WITNESS WHEREOF, the Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.
“JOINING PARTY”
HCII-607 S. Greenwood Springs Drive, LLC, a Delaware limited liability company

By:     Sila Realty Operating Partnership, LP, a Delaware limited partnership, its sole member
By:     Sila Realty Trust, Inc., a Maryland corporation, its General Partner
By:    /s/ Kay C. Neely
Name:     Kay C. Neely
Title:    Chief Financial Officer and Treasuer
[SEAL]

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION, as Agent
By: /s/ Kristin Centrachio
Name: Kristin Centracchio
Title: Vice President
Signature Page to Joinder Agreement (KeyBank/CV REIT II - Term Loan Agreement)
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